EXHIBIT 10.46.1

                        AMENDMENT TO EXECUTIVE AGREEMENT

     This AMENDMENT TO EXECUTIVE AGREEMENT (the "Amendment"), entered into as of May 16, 1996, by and among DONALD J. TRUMP (the "Executive"), TRUMP HOTELS & CASINO RESORTS, INC., a Delaware corporation (the "Company"), and TRUMP HOTELS CASINO RESORTS HOLDINGS, L.P., a Delaware limited partnership ("Trump Holdings"). Capitalized terms not otherwise defined herein shall have the same meanings as ascribed to them in the Executive Agreement, dated as of June 12, 1995, by and among the parties hereto.

     WHEREAS, the Executive, the Company and Trump Holdings wish to amend the Agreement; and

     WHEREAS, the Company's Board of Directors, Special Committee of the Board of Directors and Compensation Committee of the Board of Directors have approved this Amendment.

     NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and in the Agreement, the parties hereto agree to amend the Agreement in accordance with Section 4.13 thereof, as follows:

     Article III of the Agreement is hereby amended to add a new Section 3.3 to read as follows:

               Section 3.3 Bonuses. The Compensation Committee of the Board of Directors of the Company may, in its sole discretion, grant bonuses to the Executive for Services and for any other services performed by the Executive.

         Except as modified herein, the Agreement shall remain unmodified and in full force and effect. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                                    /s/  DONALD J. TRUMP
                                             ----------------------------------
                                                    Donald. J. Trump



                                             TRUMP HOTELS & CASINO RESORTS, INC.

                                             By:    /s/ NICHOLAS L. RIBIS
                                                --------------------------------
                                                    Name: Nicholas L. Ribis
                                                    Title: President and Chief
                                                           Executive Officer



                                             TRUMP HOTELS & CASINO RESORTS
                                                  HOLDINGS, L.P.

                                             By: Trump Hotels & Casino Resorts,
                                                  Inc., its general partner

                                             By:    /s/ NICHOLAS L. RIBIS
                                                --------------------------------
                                                   Name: Nicholas L. Ribis
                                                   Title: President and Chief
                                                          Executive Officer